Exhibit 99.1

Amplify Energy Corp. Emergence Presentation | July 19, 2017

DisclaimersForward-Looking StatementsThis presentation and the oral statements made in connection therewith contain forward-looking statements. All statements, otherthan statements of historical facts, included in this presentation or made in connection therewith that address activities, events or developments that Amplify Energy Corp. (“AMPY”, “Amplify” or the “Company”) expects, believes or anticipates will or may occur in the future are forward-looking statements. Terminology such as “will,” “would,” “should,” “could,” “expect,” “anticipate,” “plan,” “project,” “intend,” “estimate,” “believe,” “target,” “continue,” “on track,” “potential,” the negative of such terms or other comparable terminology are intended to identify forward-looking statements. These statements include, butare not limited to, statements about estimates of AMPY’s oil and natural gas reserves, AMPY’s future capital expenditures (including the amount and nature thereof), expectations regarding future cash flows, and expectations of plans, strategies, objectives and anticipated financial and operating results of AMPY, including as to production, lease operating expenses, hedging activities, commodity price realizations, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by AMPY based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances, but such assumptions may prove to be inaccurate. Such statements are also subject to a number of risks and uncertainties, many of which are beyond the control of AMPY, which may cause AMPY’s actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks and uncertainties relating to, among other things, the ability to improve AMPY’s financial results and profitability following its emergence from bankruptcy; AMPY’s efforts to reduce leverage and its level of indebtedness, including its ability to satisfy its debt obligations; the uncertainty inherent in the development and production of oil, natural gas and natural gas liquids and in estimating reserves; risks associated with drilling activities; risks related to AMPY’s ability to generate sufficient cash flow to make payments on its debt obligations and to execute its business plan;AMPY’s ability to access funds on acceptable terms, if at all, because of the terms and conditions governing AMPY’s indebtedness or otherwise; AMPY’s ability to maintain relationships with suppliers, customers, employees and other third parties following its emergence from bankruptcy; potential difficulties in the marketing of, and volatility in the prices for, oil, natural gas and natural gas liquids, including a further or extended decline in commodity prices; competition in the oil and natural gas industry; potential failure or shortages of, or increased costs for, drilling and production equipment and supply materials for production; risks related to acquisitions, including AMPY’s ability to integrate acquired properties or entities; and the risk that AMPY’s hedging strategy may be ineffective or may reduce its income. Theseand other important factors could cause actual results to differ materially from those anticipated or implied in the forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation. All forward-looking statements included in this presentation or made in connection therewith are qualified in their entirety by these cautionary statements. Please read AMPY’s filings with the Securities and Exchange Commission (the “SEC”), including “Risk Factors” in AMPY’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available on AMPY’s Investor Relations website at http://investor.amplifyenergy.com/sec.cfm or on the SEC’s website at www.sec.gov, for a discussionof risks and uncertainties that could cause actual results to differ from those in such forward-looking statements. Except as required by law, AMPY undertakes no obligation and does not intend to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.Reserve EstimatesThe SEC permits oil and natural gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions for such terms. AMPY may use terms in this presentation that the SEC’s guidelines strictly prohibit in SEC filings, such as “estimated ultimate recovery” or “EUR,”“original oil in place” or “OOIP,” “resource potential,” “stacked pay potential” and similar terms to estimate oil and natural gas that may ultimately be recovered. These broader classifications do not constitute reserves as defined by the SEC. Estimates of such broader classification of volumes are by their nature more speculative than estimates of proved, probable and possible reserves as used in SEC filings and, accordingly, are subject to substantially greater uncertainty of being actually realized. You should not assume that such terms are comparable to proved, probable and possible reserves or represent estimates of future production from properties or are indicative of expected future resource recovery. Original oil in place, for example, is merely an indication of the size of a hydrocarbon reservoir and is notan indication of reserves or the quantity of oil that is likely to be produced. Actual locations drilled and quantities that may be ultimately recovered will likely differ substantially from these estimates. Factorsaffecting ultimate recovery include the scope of AMPY’s actual drilling program, availability of capital, drilling and production costs, commodity prices, availability of drilling services and equipment, actual encountered geological conditions, lease expirations, transportation constraints, regulatory approvals, field spacing rules, actual drilling results and recoveries of oil and natural gas in place, and other factors. These estimates may change significantly as the development of properties provides additional data.Reserve engineering is a complex and subjective process of estimating underground accumulations of oil and natural gas that cannot be measured in an exact way and the accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Please read AMPY’sfilings with the SEC, including “Risk Factors” in AMPY’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other Current Reports on Form 8-K, which are available on AMPY’s Investor Relations website at http://investor.amplifyenergy.com/sec.cfm or on the SEC’s website at www.sec.gov, for a discussion of the risks and uncertainties involved in the process of estimating reserves. The estimates of reserves in this presentation were audited by Ryder Scott Company, LP, an independent third party reserve engineering firm, and are based on various assumptions related to oil and natural gas prices, drilling and operating expenses, capital expenditures, taxes and availability of funds. Unless otherwise noted, the estimates of reserves in this presentation assume an effective date of January 1, 2017.PV-10PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. AMPY’s calculation of PV-10 herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes, using NYMEX pricing as of June 30, 2017, rather than after income taxes, using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. AMPY’s calculation of PV-10 should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC.1

Amplify Energy Today

Amplify successfully completed its financial restructuring on May 4, 2017

Improved Balance Sheet

- **$1.4 billion reduction in debt**: Pro forma net debt of ~$400 million under a $485 million reserve based lending credit facility [1]
- **Low leverage**: 2.6x Net Debt / LQA EBITDA [1]
- **Ample asset coverage**: 1.7x PD PV-10 / Net Debt [1][2][3]
- **Attractive valuation:** Implied 1P value of $17.35 / share vs. $10.00 current price [2][4]
- **Significant free cash flow**: Strong pro forma liquidity position and free cash flow
- **Hedges**: Commodity price exposure mitigated with active hedging program in place through YE 2018 – $79 million MTM hedge value [3]

Strategic Alternatives & Cost Improvements

- **Strategic alternatives**: Engaged Jefferies to evaluate selected alternatives for East Texas / North Louisiana and other assets, including a potential merger or divestiture
- **Asset sales**: Recently commenced divestiture processes for Eagle Ford and South Texas assets with Q4 2017 targeted closing
- **Technology / efficiency**: Cost structure improvements of ~29% since Q2 2015 position the Company to be a leading, low-cost operator
- **Reduction of excess overhead**: Engaged Huron Consulting Services LLC to evaluate G&A and continue cost reduction initiatives

Reserves / Production

- **Mature production base**: 189 MMcfe/d (52% gas / 48% liquids) with ~9% annual declines through 2025 [2][5]
- **Proved Reserves**: 1P PV-10 of $825 million and PD PV-10 of $690 million [2][3]
- **Economic growth**: ~110,000 net acre (~90% HBP) position in ETX / NLA
  - Prospective for multiple targets in the Cotton Valley and Haynesville Shale plays
  - Recently commenced 1 rig drilling program in East Texas
  - Two wells currently being completed and initial production expected in Aug. 2017
- **Additional acreage**: ~122,750 net acres across four other operating areas

Asset Map & Highlights



1
2
3
4
5

Asset	Net Acres	Net Production [5]	% Gas	PD PV-10 [2][3]	1P PV-10 [2][3]
1 ETX / NLA	~110,000	114.2 MMcfe/d	74%	$285 MM	$315 MM
2 Rockies CO_2	~7,000	4.4 MBoe/d	0%	$169 MM	$207 MM
3 California Offshore	~17,000	4.0 MBoe/d	0%	$174 MM	$224 MM
4 Eagle Ford	~750	1.4 MBoe/d	9%	$26 MM	$43 MM
5 South Texas	~98,000	16.2 MMcfe/d	82%	$36 MM	$36 MM
amplify energy	**~232,750**	**188.6 MMcfe/d**	**52%**	**$690 MM**	**$825 MM**

(1) Pro forma cash and debt balances as of June 30, 2017. LQA EBITDA represents Q1 2017 annualized Adj. EBITDA of $39.3 MM.
(2) Refer to slide 1 for additional information regarding reserve estimates and PV-10 disclosures.
(3) Assumes NYMEX strip pricing as of June 30, 2017.
(4) See slide 4 for additional detail. 1P value reflects PD PV-10 plus PUD PV-15. Current stock price of $10.00 / share as of June 30, 2017.
(5) Current production is based on the average daily volume for the month of March 2017.

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Amplify Portfolio Overview

1 East Texas / North Louisiana

Net Acres	~110,000 [1]
Average WI %	87% [1]
HBP %	~90%
Operated %	~70%
Net Production [2]	114.2 MMcfe/d
PD PV-10 [3][4]	$285 MM
PD R / P [2][3]	7 years
Commodity	74% Gas



Wood
Upshur
Marion
Harrison
Gregg
Smith
Rusk
Panola
Caddo
Bossier
Webster
De Soto
Red River
Shelby
Sabine
Amplify Leasehold
Cotton Valley Play
Haynesville Play
Amplify Rig

2 Rockies CO_2

Net Acres	~7,000
Average WI %	~100%
HBP %	~100%
Operated %	~100%
Net Production [2]	4.4 MBoe/d
PD PV-10 [3][4]	$169 MM
PD R / P [2][3]	18 years
Commodity	84% Oil



Montana
Wyoming
South Dakota
Nebraska
Colorado
Amplify Leasehold
Fremont
Carbon
Sweetwater

3 California Beta Field

Net Acres	~17,000
Average WI %	~100%
HBP %	~100%
Operated %	~100%
Net Production [2]	4.0 MBoe/d
PD PV-10 [3][4]	$174 MM
PD R / P [2][3]	12 years
Commodity	100% Oil



Los Angeles
California
Beta Pump Station
Elly
Ellen
Eureka

4 / 5 Eagle Ford & South Texas Conventional

	Eagle Ford	STX
Net Acres	~750	~98,000
Average WI %	~5%	~61%
HBP %	~100%	~96%
Operated %	N/A	~95%
Net Production [2]	1.4 MBoe/d	16.2 MMcfe/d
PD PV-10 [3][4]	$26 MM	$36 MM
PD R / P [2][3]	4 years	11 years
Commodity	80% Oil	82% Gas



Texas
Eagle Ford
South Texas
Amplify Leasehold

(1) ~110,000 net acres (avg. 87% WI) prospective for Cotton Valley and ~25,500 net acres (avg. 69% WI) prospective for Haynesville Shale.
(2) Current production is based on the average daily volume for the month of March 2017.
(3) Refer to slide 1 for additional information regarding reserve estimates and PV-10 disclosures.
(4) Assumes NYMEX strip pricing as of June 30, 2017.

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3

Current Trading Levels Offer Attractive ValuationKey Points 1P reserve value at NYMEX strip pricing is significantlyin excess of Amplify’scurrent enterprise value (1)(2)(3)—Current share price:$10.00—Implied1Pequityvalue/share:$17.35 Analysisexcludes potential upside value associated with probable reserves, possible reserves and other assets1$10.00$17.35$23.80$32.95CurrentShare PriceNYMEX$55 / $3.50$60 / $4.00Implied EquityValue / Share(1)Refer to slide 1 for additional information regarding reserve estimates and PV-10 disclosures.(2)Assumes NYMEX strip pricing as of June 30, 2017.(3)Current stock price of $10.00 / share as of June 30, 2017.GasOilNGLNet Total%(Bcf)(MMBbl)(MMBbl)(Bcfe)GasNYMEX$55 / $3.50$60 / $4.00PDP261391760043%$619$750$923PDNP19626628%707997PD, Total280461966742%$690$829$1,020PUD9120625036%661171801P, Total371662591740%$756$946$1,199Plus: Hedges795125Less: Net Debt401401401Implied Equity Value ($ MM)$434$595$824Current Share Count (MM)252525Implied Equity Value ($ / Share)17.35$23.80$32.95$Premium to Current Share Price (%)(3)74%138%230%CategoryPD PV-10 + PUD PV-15 ($ MM)(2)(2)(3)4

amplify energy

Amplify Strategy – Focused, Growth Oriented E&P Company

Transition to a Growth-Focused, Leading Low-Cost Operator	▪ Post emergence, Company is transitioning to be a growth-oriented C-Corp, focused on becoming a leading, low-cost operator ▪ Remainder of 2017 capital budget contemplates a 1 rig drilling program, targeting the liquids-rich Cotton Valley and Haynesville Shale plays in East Texas ▪ Retained Jefferies to evaluate strategic alternatives for non-core assets; commencing divestiture process for Eagle Ford and South Texas assets in Q3 2017 with Q4 2017 targeted closing
Evaluate Portfolio for Potential Growth Opportunities	▪ Potential to expand acreage footprint in East Texas / North Louisiana through bolt-on deals ▪ Accelerate Haynesville development program; drilling first Haynesville well in 4Q 2017 ▪ Test additional targets in the Cotton Valley including the Cotton Valley A and Cotton Valley B ▪ Complete Beta Field reservoir model analysis to define highest grade targets offset to recent Amplify operated A-36 well ▪ Assess recompletion opportunities across portfolio with advanced completions on older vintage wells
Maintain Capital and Financial Discipline	▪ Focus only on highest-return, lowest-risk drilling opportunities in portfolio ▪ 2017 capital plan supports modest production growth while spending within cash flow ▪ Maintain conservative leverage profile of ~2.5x net debt / EBITDA ▪ Preserve ample liquidity and further supplement with non-core asset sales ▪ Continue active hedging program, targeting 50% PDP hedging on a rolling 1-2 year basis
Explore All Potential Cost Cutting Opportunities	▪ Continuation of robust cost management program (29% reduction in LOE over 2 years) ▪ Extensive cost analysis and further service provider price negotiations ▪ Retained Huron to evaluate G&A cost cutting opportunities ▪ Portfolio clean-up and sale of higher-cost properties amplify 5

Significant Resource & Stacked Pay Potential in Core ETX/NLA Asset

amplify energy

- **~250 gross operated locations identified in the Cotton Valley B, Cotton Valley C and Haynesville Shale across Amplify's position**
- Opportunity for multiple additional development targets in the Cotton Valley A and Mid-Bossier

Ballard Gas Unit 1 Type Log



CV A
CV B
CV C
MB
HSVL
9200
9300
9400
9500
9600
9900
10000
10100
10200
10300
10400
10500
10600
10700
10800
10900

Cotton Valley & Haynesville Stacked Pay Potential



960 acre unit
5,280'
7,920'
Cotton Valley A
~110,000 Net Acres
Cotton Valley B
~110,000 Net Acres
Cotton Valley C
~110,000 Net Acres
Mid-Bossier
~25,500 Net Acres
Haynesville
~25,500 Net Acres

CV A
- **Net Acres:** ~110,000
- Attractive target across Amplify's position with limited recent results with modern fracs
- Higher GOR target than the CV C and CV B

CV B
- **Net Acres:** ~110,000
- **Gross Locations:** ~55
- High performing results in the CV B from Indigo offset to Amplify's Joaquin Field
- Amplify plans to test CV B potential with a 1-2 well delineation program in 2018

CV C
- **Net Acres:** ~110,000
- **Gross Locations:** ~85
- CV C is the most prolific Cotton Valley target across Amplify's position and the primary focus of Amplify's 2017 operated drilling program
- CV C wells contain rich gas with NGL yields of ~50 Bbl / MMcf (heavy C3+ barrels)
- Highly economic returns with single well IRRs up to ~45% at current strip pricing (1)

Bossier
- **Net Acres:** ~25,500
- Prolific results to the south and east of Amplify's position from Vine, Indigo and other offset operators (e.g. Comstock's Jordan 16-21 HC #1 @ ~14 MMcfe/d) (2)

Haynesville
- **Net Acres:** ~25,500
- **Gross Locations:** ~110
- Haynesville is the highest performing gas target in area with significant upside being realized from modern fracs (e.g. Comstock's Furlow 25-36 HC #1 @ ~32 MMcf/d) (2)
- Highly economic returns with single well IRRs of up to ~30% at current strip pricing (1)

Current Development Target
Upside Development Target

(1) Assumes NYMEX strip pricing as of June 30, 2017.
(2) Source: IHS Enerdeq.

amplify
6

2017 Capital Budget – Focused on East Texas Growth

Key Points

- Amplify's 2017 drilling & completion budget contemplates 7 gross wells targeting the Cotton Valley and Haynesville Shale in East Texas
  - 6 wells targeting the Cotton Valley
    - 2 already drilled, currently being completed
    - 4 yet to be drilled
  - 1 well targeting the Haynesville Shale
    - First Haynesville test scheduled for Q4 2017
- Additional workover, recompletion and facilities capital to be deployed across other non-core assets
- 2017 budget funded with cash flow from operations

Asset	2017 Capex	% of Total	Commentary
1 East Texas	$49.2 MM	66%	▪ Drill and complete 7 wells (6 CV / 1 HSVL) ▪ ~$7.8 MM of non-drilling capex (land, infra., etc)
2 Rockies CO_2	$6.4 MM	9%	▪ No new drills; infrastructure and workovers
3 California Offshore	$7.7 MM	10%	▪ No new drills; infrastructure, workovers and 3D seismic design and permitting
4 Eagle Ford	$11.2 MM	15%	▪ Non-Op drilling schedule provided by operating partners – currently forecasting 31 gross wells
5 South Texas	$0.3 MM	<1%	▪ No new drills; workovers and recompletions
Total 2017 Budget	**$74.7 MM**	**100%**	-

2017 Capex ($ MM)



ETX / NLA
California
Rockies
Eagle Ford
South Texas
$11
<$1
$8
$6
$49
D&C
Non-D&C
$23
$52

East Texas 2017 Drilling Program



Amplify-operated rig at the Oxsheer site in Panola County



CV Completing
CV Location
HSVL Location

amplify 7

Long-Life, Shallow Decline PD Reserve Base

amplify energy

Key Points (1)

- Amplify's mature production base has a proved developed reserve to production life (PD R/P) of approximately 10 years
- Long life PD reserves with ~9% annual declines through 2025
- PD reserves supported by diverse, long-life asset base with shallow declines
  - Rockies CO_2: 18 year PD R/P
  - California: 12 year PD R/P
  - East TX: 7 year PD R/P
- Amplify's PD reserve base will generate significant free cash flow over the next decade

Comparable Companies PD R/P (Years) (1)(2)



~2x the PD Reserve Life of Peer Group
Peer Average: 4.6 Years
2.6
2.8
2.9
5.4
6.2
7.3
9.7
Vine OIL & GAS
eclipse
Gulfport
COVEYPARK
amplify

Amplify Net PD Decline (MMcfe/d) (1)



~9% Annual PD Decline
Net Production (MMcfe/d)
200
180
160
140
120
100
80
60
40
20
-
174
150
139
125
115
104
95
89
82
2017
2018
2019
2020
2021
2022
2023
2024
2025

(1) Refer to slide 1 for additional information regarding reserve estimates. Current production is based on the average daily volume for the month of March 2017.
(2) Source: Public company filings and other publicly available data.

amplify
8

Significant Cost Structure Improvements
Amplify Historical LOE$38$40$34$31$25$32$30$26$12$10$5$5$4$50$50$39$36$29$32$30$26$-$0.50$1.00$1.50$2.00$2.50$3.00$-$10$20$30$40$50$602Q3Q4Q1Q2Q3Q4Q1Q201520162017MEMP LOEDivested LOE$ / Mcfe$2.12 / Mcfe$1.50 / McfeCost Structure Improvements Position Amplify to be a Leading, Low Cost OperatorKey Points Comprehensive, company-wide cost reduction program initiated since Q2 2015, resulting in ~29% reduction in unit costs—Q2 2015: $2.12 / Mcfe—Q1 2017: $1.50 / Mcfe Significant improvements driven by service provider price negotiations, work elimination and new robust management processes Amplify continues to implement efficiency improvements across the portfolio Amplify recently hired Huron Consulting Services LLC to evaluate additional G&A and cost reduction initiativesAMPY9

William ScarffCEO and President 35+Christopher CooperCOO27+Robert Stillwell, Jr.CFO15+David BeckVP Land40+Bruce Berwager VP Operations, Offshore35+John DeckVP IT35+Matthew Hoss VP Accounting12+Richard SmileyVP Operations, Onshore35+Martyn Willsher VP Treasurer16+Jake RadcliffeDirector Corporate Development15+

Active Commodity Hedge Portfolio to Limit Commodity Price Risk

Key Points

- Amplify is well hedged through 2018 with hedge volumes covering ~50% of PDP production
  - 4.1 MBbl/d (48% of 2H17-2018 PDP reserves) hedged @ $74.22 / Bbl weighted avg. oil price
  - 38.2 BBtu/d (51% of 2H17-2018 PDP reserves) hedged @ $3.93 / MMBtu weighted avg. gas price
  - 2.3 MBbl/d (50% of 2H17-2018 PDP reserves) hedged @ $26.43 / Bbl weighted avg. NGL price
  - MTM hedge portfolio of ~$79 MM (1)
- **Total 2H 2017 Hedge Positions**
  - Oil Volumes: 4.2 MBbl/d @ $71.44 / Bbl
  - Gas Volumes: 42.2 BBtu/d @ $3.96 / MMBtu
  - NGL Volumes: 2.6 MBbl/d @ $30.29 / Bbl
  - Hedge CF: $28 MM (1)
- **Total 2018 Hedge Positions**
  - Oil Volumes: 4.0 MBbl/d @ $75.69 / Bbl
  - Gas Volumes: 36.1 BBtu/d @ $3.91 / MMBtu
  - NGL Volumes: 2.2 MBbl/d @ $24.13 / Bbl
  - Hedge CF: $51 MM (1)
- Will look to opportunistically hedge 2019 production by year end, covering ~50% of PDP production



Hedged Swap Volumes
Hedged Collar Volumes
Weighted Avg. Price
Oil Hedge Positions
Volume (MBbl/d)
Price ($ / Bbl)
5.0
4.0
3.0
2.0
1.0
0.0
$120.00
$100.00
$80.00
$60.00
$40.00
$45.00 - $54.50
$71.44
$75.69
2H 2017
2018
Natural Gas Hedge Positions
Volume (BBtu/d)
Price ($ / MMBtu)
50.0
40.0
30.0
20.0
10.0
0.0
$5.00
$4.50
$4.00
$3.50
$3.00
$3.96
$3.91
2H 2017
2018
NGL Hedge Positions
Volume(MBbl/d)
Price ($ / Bbl)
3.0
2.5
2.0
1.5
1.0
0.5
0.0
$50.00
$40.00
$30.00
$20.00
$10.00
$30.29
$24.13
2H 2017
2018

(1) Assumes strip pricing as of June 30, 2017. Hedge book as of July 1, 2017.

amplify 11

Strong Balance Sheet Provides Financial Flexibility

Key Points

- Reduced total debt by ~$1.4 B and annual interest expense by >$90 MM, since Sept. 2016
- Amplify's current debt is solely comprised of a Revolving Credit Facility due March 2021 supported by 27 banks
  - Borrowing Base: $485 MM
  - Drawn Amount: $418 MM
  - Cash: $17 MM
  - Total Liquidity: $81 MM [1]
- Company is well hedged through 2018 with a total MTM hedge value of ~$79 MM [2]
- Amplify's shares registered and approved for trading on the OTCQX Best Market on June 21, 2017 under the ticker symbol AMPY
  - Outstanding share count of 25,000,000
  - Share price (6/30): $10.00 / share
  - Market Capitalization: $250 MM
  - Net Debt: $401 MM
  - Enterprise Value: $651 MM
- Positive cash flow profile mitigates need for additional RBL draws

Amplify Pro Forma Capitalization ($MM)

Amplify Energy Pro Forma Capitalization	Historical 09/30/16	Reorganization Adjustments	Emergence 05/04/17	Today 06/30/17
Cash & Cash Equivalents	$ 15	$ (1)	$ 14	$ 17
Revolving Credit Facility	$ 714	$ (284)	$ 430	$ 418
7.625% Senior Notes due 2021	646	(646)	-	-
6.875% Senior Notes due 2022	465	(465)	-	-
Total Debt	**$ 1,825**	**$ (1,395)**	**$ 430**	**$ 418**
Less: Cash & Cash Equivalents				(17)
Net Debt				**$ 401**
RCF Borrowing Base				$ 485
Less: Outstanding Borrowings				(418)
Less: Outstanding Letters of Credit				(3)
RCF Availability				**$ 64**
Plus: Cash & Cash Equivalents				17
Total Liquidity				**$ 81**

Credit Statistics	Metric	06/30/17
Net Debt / Production ($ / MMcfe/d) [3]	189 MMcfe/d	$ 2,126
Net Debt / PD Reserves ($ / Mcfe) [4]	667 Bcfe	$ 0.60
Net Debt / 1P Reserves ($ / Mcfe) [4]	917 Bcfe	$ 0.44
Net Debt / LQA EBITDA [5]	$157 MM	2.6x
PD PV-10 / Net Debt [4]	$690 MM	1.7x
1P PV-10 / Net Debt [4]	$825 MM	2.1x

(1) Includes the impact of $2 MM of letters of credit.
(2) Assumes strip pricing as of June 30, 2017.
(3) Current production is based on the average daily volume for the month of March 2017.
(4) Refer to slide 1 for additional information regarding reserve estimates and PV-10 disclosures.
(5) LQA EBITDA represents annualized Q1 2017 Adjusted EBITDA of $39.3 MM.

amplify 12

Amplify Energy Highlights

1	Diversified, stable production base with significant development upside in East Texas
2	~250 gross operated locations in the highly economic Cotton Valley and Haynesville Shale
3	Advanced completion designs provide significant upside to current type curves
4	Established management and operating team with >25 years of experience on average
5	Substantial current production and cash flow with ~189 MMcfe/d and ~$157 MM LQA EBITDA(1)(2)
6	Ultra long-life reserve / production profile with a PD R/P of ~10 years and 1P R/P of ~13 years(3)
7	Strong balance sheet and liquidity position in place to fund future growth

(1) Current production is based on the average daily volume for the month of March 2017.
(2) LQA EBITDA represents annualized Q1 2017 Adjusted EBITDA of $39.3 MM.
(3) Refer to slide 1 for additional information regarding reserve estimates.

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East Texas / North Louisiana

Overview of East Texas / North Louisiana – Core Growth Asset

- Enhanced completion designs in the Cotton Valley and Haynesville Shale have re-rated drilling economics; higher proppant loading and tighter stage spacing have yielded significant improvements in well productivity
- Wells in core areas of the Cotton Valley and Haynesville Shale generate 30%+ rates of return at current commodity pricing; competitive with any resource play in the U.S.
- Activity has accelerated substantially, with 33 rigs currently running in the area compared to 14 only one year ago
- Proximity to infrastructure, Henry Hub and LNG export terminals ensures improved netbacks, resulting in premium pricing relative to other basins
- Multiple attractive acquisition opportunities in the basin provide potential growth opportunities for Amplify to build out core East Texas / North Louisiana leasehold position

Amplify Advantages

- ✓ ~110,000 net acres (avg. WI % of 87%) with multiple targets in the Cotton Valley
- ✓ ~25,500 net acres (avg. WI % of 69%) targeting the Haynesville and Mid-Bossier Shales
- ✓ Contiguous acreage position in core areas facilitates the development of longer-lateral, higher-returning wells
- ✓ Acreage position is ~90% HBP and ~70% operated, providing maximum operational control for well design, placement and timing
- ✓ Substantial current production of 114.2 MMcfe/d [1] with $285 MM of PD PV-10 [2][3] from 907 net producing wells
- ✓ ~250 gross undeveloped locations targeting the Cotton Valley and Haynesville Shale
- ✓ Best-in-class operations team with proven track record of HZ Cotton Valley development
- ✓ Attractive 8/8ths NRI of ~80% across East Texas position

Asset Map


Wood
Upshur
Marion
Texas
Louisiana
Harrison
Gregg
Smith
Bossier
Webster
Caddo
Rusk
Panola
De Soto
Red River
Shelby
Sabine
Amplify Leasehold
Cotton Valley Play
Haynesville Play
Amplify Rig
Oklahoma
Arkansas
Mississippi
Texas
Louisiana

(1) Current production is based on the average daily volume for the month of March 2017.
(2) Refer to slide 1 for additional information regarding reserve estimates and PV-10 disclosures.
(3) Assumes strip pricing as of June 30, 2017.

amplify 15

East Texas / North Louisiana Asset Summary

amplify energy

Key Points

- Net Acres (CV): ~110,000 acres
  - Average WI: ~87%
- Net Acres (HSVL): ~25,500 acres
  - Average WI: ~69%
- Net Production: 114.2 MMcfe/d (1)
- PD PV-10: $285 MM (2)(3)
- PD Reserves: 310 Bcfe (2)
  - Natural Gas: ~72%
  - PD R/P: ~7 years (1)

Key Highlights

- Running 1 rig in East Texas – currently drilling the IP 3H well and completing the Oxsheer J19 two-well pad
- Drilling and completing 7 gross operated wells in 2017 (6 CV / 1 HSVL)
- ~$49 MM (66%) of 2017 capital budget
- ~250 gross locations in the Cotton Valley B, Cotton Valley C and Haynesville Shale with additional upside development targets
- Significant upside potential with optimized completion designs in the Cotton Valley and Haynesville Shale



Texas
Louisiana
Wood
Upshur
Marion
Webster
Harrison
Bossier
Gregg
Caddo
Smith
Bienville
Rusk
Panola
De Soto
Red River
Cherokee
Shelby
Nacogdoches
Anderson
Sabine
San Augustine
Houston
Sabine
Angelina
Trinity
amplify energy
Amplify Leasehold
Cotton Valley Play
Haynesville Play
Amplify Rig

(1) Current production is based on the average daily volume for the month of March 2017.
(2) Refer to slide 1 for additional information regarding reserve estimates and PV-10 disclosures.
(3) Assumes strip pricing as of June 30, 2017.

amplify 16

Near Term Development PlanNear Term Development PlanKey Points Amplify’s 2017 development plan consists of 7 gross wells (6 Cotton Valley wells, 1 Haynesville well) 2017 development plan assumes 1 operated rigCompletion DesignCotton Valley HaynesvilleLateral Length6,000’7,500’Proppant Volume 2,000 lbs/ft 3,600 lbs/ftStage Spacing 200’150’

Accelerating Activity Across East Texas / North Louisiana

Key Points

- Activity in ETX / NLA has accelerated significantly with the transition to advanced completions and longer laterals
- Incumbents such as Chesapeake, Covey Park, GeoSouthern, Indigo and Vine continue to deliver highly economic results across the play, capitalizing on:
  - Advanced completion practices with increased proppant loading, tighter stage spacing and increased fluid volumes
  - Reduced F&D costs as a result of longer laterals
  - Attractive basis differentials relative to other basins
- Amplify team has significant experience running successful horizontal drilling operations in the area

Active Rigs by Operator [1]



Indigo 6
Vine Oil & Gas 4
GeoSouthern 4
bp 4
Chesapeake Energy 3
Tanos 2
EXCO 2
Covey Park Energy 2
CCI 2
Aethon 2



Legend
Active Rig
Amplify
BHP Billiton
Castleton
Chesapeake
Comstock
Covey Park
EXCO
Goodrich
Indigo Minerals
PetroQuest
Sabine
Samson
Tanos
Vine
CCI
Tanos
amplify
EXCO
Indigo
Vine

(1) Source: IHS Enerdeq, June 2017.

amplify 18

Optimized Completions in the Cotton Valley

Key Points

- Significant improvements in well performance are being realized from larger fracs in the Cotton Valley
- Completion jobs with higher proppant loading, more volume and tighter spacing are significantly increasing recoveries
- High-intensity completion designs are being implemented across the play
  - Operators have systematically increased proppant and fluid loading in Central De Soto Cotton Valley acreage
  - Generation 3 results significantly outperform earlier vintage frac designs


Historic
Gen 2
Gen 3

Cotton Valley Completions Optimization – Cumulative Gas (MMcf) (1)(2)


Historic
Gen 2
Gen 3
5,000
4,000
3,000
2,000
1,000
0
Cumulative Gas (MMcf)
0
6
12
18
24
Months

Frac Design (1)	Historic	Gen 2	Gen 3 *Amplify Design*
Proppant	<1,000 lbs/ft	~1,500 lbs/ft	~2,000 lbs/ft
Fluid	<1,000 gal/ft	~1,350 gal/ft	~1,500 gal/ft
Stage Spacing	>400'	~250'	~200'
6 Month Cum. (2)	**~0.75 Bcf**	**~1.30 Bcf**	**~2.00 Bcf**

(1) Source: IHS Enerdeq
(2) Production data normalized to 6,000' lateral length.

amplify
19

Illustrative Cotton Valley Economics

Single Well Gas Production Profile – 6,000' LL (Mcf/d)



10,000
1,000
100
0
20
40
60
80
100
120
Months

	WH EUR	IP 30
Oil	66 MBbl	58 Bbl/d
Gas	13.9 Bcf	9.8 MMcf/d



Texas
Louisiana
Panola
Joaquin Field
De Soto
Shelby

Completion Design	Cotton Valley
Lateral Length	6,000'
Proppant Volume	2,000 lbs/ft
Stage Spacing	200'

Cotton Valley Economics – 6,000' Lateral

Cotton Valley		6,000' LL
Crude Oil (MBbl)		66
Natural Gas (MMcf)		13,860
EUR, Wellhead (MMcfe)		**14,255**
EUR (Bcfe / 1,000')		*2.4*
Crude Oil (MBbl)		66
Residue Gas (MMcf)		11,920
NGL (MBbl)		665
EUR, Processed (MMcfe)		**16,307**
D&C Capex ($ MM)	$	6.5
IRR %[(1)]		**46%**
PV-10 ($ MM)[(1)(2)]	**$**	**6.6**

Single Well IRR Sensitivity [(1)]



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
9%
19%
31%
46%
63%
84%
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
Natural Gas Price ($ / MMBtu)

(1) Assumes strip pricing as of June 30, 2017.
(2) Refer to slide 1 for additional information regarding PV-10 disclosure.

amplify 20

Optimized Completions in the Haynesville

Key Points

- Offset operators have shown material improvement in well performance with more fluid, higher proppant loads and tighter stage spacing
  - Recent Comstock wells completed with ~2,750 lbs/ft proppant are achieving > 15 MMcf/d IP30s, materially higher than early generation wells

Select Haynesville Horizontal Wells (1)(2)

Gen	#	Well Name	Operator	LL (ft)	Prop (lbs/ft)	IP30 (MMcf/d)	6 Mo. Cum. (MMcf)	Date
Recent Completion	1	Pyle 6-7 HC	Comstock	7,578'	2,589	19.9	2,522	Apr-15
Recent Completion	2	Shahan 5-8 HC	Comstock	6,880'	2,855	19.1	2,423	Apr-15
Recent Completion	3	Boggess 5-8 HC	Comstock	7,430'	2,626	17.4	2,199	Jun-15
Recent Completion	4	Horn 8-17 HC	Comstock	7,401'	2,677	13.8	1,824	Jun-15
Recent Completion	5	Ramsey 7-18 HC	Comstock	7,124'	2,792	12.4	1,896	Aug-15
Recent Completion	6	Ramsey 4-9 HC	Comstock	7,367'	2,827	21.2	2,763	Apr-16
Recent Completion	7	Caraway Estate 20-29	Comstock	5,953'	2,912	21.5	2,874	Nov-15
Recent Completion	8	Furlow 25-24 HC #1	Comstock	5,396'	3,703	34.7(3)	NA	Mar-17
Recent Completion	9	Furlow 25-36 HC #1	Comstock	6,355'	3,825	37.8(3)	NA	Mar-17
Historical Completion	10	Pace 18 HZ	Comstock	4,414'	1,506	13.3	1,996	Feb-11
Historical Completion	11	Pace James 19 HZ	Comstock	4,301'	1,658	8.8	1,197	Feb-12
Historical Completion	12	Pace 17 HZ	Comstock	4,367'	1,366	11.1	1,571	Jun-11
Historical Completion	13	Mclaughlin 5 HZ-1	Comstock	4,653'	1,327	10.2	1,552	May-11
Historical Completion	14	Horn 8 HZ	Comstock	4,371'	832	18.5	2,144	Jan-10
Historical Completion	15	Matthews 20 HZ	Comstock	4,351'	1,643	8.3	1,067	Feb-12
Historical Completion	16	Waynestella R. 20 HZ	Comstock	4,438'	1,601	8.0	1,036	Feb-12
Historical Completion	17	Powell NT JR A 28 HZ	Comstock	3,981'	1,115	13.6	1,954	Dec-10
Historical Completion	18	Crews Robert 15 HZ	Comstock	4,438'	1,597	8.8	1,098	Jan-12
Historical Completion	19	Crews Robert 10 HZ	Comstock	4,385'	1,039	13.7	1,709	Nov-10

ETX Optimized Completion – Normalized Cum Gas (MMcf) (2)



Generation
High Prop
Low Prop
Avg Proppant
2,750
1,350
Legend
Cum. Gas Production (MMcf)
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
3
6
9
12
15
18
21
24
Months Online



Texas
Louisiana
Panola County
De Soto Parish
Shelby County
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19

(1) Wells reflect public data from IHS Enerdeq, Frac Focus and company investor presentations.
(2) Normalized to 7,500' lateral length.
(3) IP 24 rate.

amplify 21

Illustrative Haynesville Economics

amplify energy

Single Well Gas Production Profile – 7,500' LL (Mcf/d)

	WH EUR	IP 30
Oil	NA	NA
Gas	17.7 Bcf	20.6 MMcf/d



10,000
1,000
100
0
20
40
60
80
100
120
Months



Texas
Louisiana
Panola
Joaquin Field
De Soto
Shelby

Completion Design	Haynesville
Lateral Length	7,500'
Proppant Volume	3,600 lbs/ft
Stage Spacing	150'

Haynesville Economics – 7,500' Lateral

Haynesville		7,500' LL
Crude Oil (MBbl)		-
Natural Gas (MMcf)		17,678
EUR, Wellhead (MMcfe)		**17,678**
EUR (Bcfe / 1,000')		*2.4*
Crude Oil (MBbl)		-
Residue Gas (MMcf)		16,794
NGL (MBbl)		-
EUR, Processed (MMcfe)		**16,794**
D&C Capex ($ MM)	$	10.0
IRR %[(1)]		**30%**
PV-10 ($ MM)[(1)(2)]	**$**	**4.7**

Single Well IRR Sensitivity [(1)]



1
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
2%
14%
30%
51%
77%
$1.50
$2.00
$2.50
$3.00
$3.50
$4.00
Natural Gas Price ($ / MMBtu)

(1) Assumes strip pricing as of June 30, 2017.
(2) Refer to slide 1 for additional information regarding PV-10 disclosure.

amplify 22

Proximity to Market – Superior Realized Pricing

Key Points

- ETX / NLA Basin benefits from close proximity to Henry Hub, LNG export terminals, and the Gulf Coast petrochemical industrial complex
- Significantly reduces risk of basis differential "blow-outs" experienced in other natural gas resource plays
- LNG exports and piped exports to Mexico are forecast to significantly increase over the next 5 years, which should further increase demand for ETX / NLA Basin regional gas
- Attractive historical basis differentials with an average of <$0.05 / MMBtu over the last 2 years

Current Regional Basis Differentials (1)


Leidy:
$(1.14) / MMBtu
Dominion South:
$(1.19) / MMBtu
Perryville:
$(0.13) / MMBtu

(1) Regional spot prices relative to Henry Hub per Bloomberg Financial for LTM June 30, 2017.

Historical Differentials to NYMEX


Amplify Realized Price
Dominion South (SW Appalachia)
Perryville Louisiana
Transco Leidy (NE Appalachia)
2015
2016
2017
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
$0.00
$(0.50)
$(1.00)
$(1.50)
$(2.00)
$(2.50)
$(3.00)

Realized Pricing	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	3Q16	4Q16	1Q17
Amplify	$(0.02)	$0.00	$0.05	$(0.02)	$(0.04)	$(0.16)	$(0.03)	$(0.10)	$(0.01)

23

Strong Recent Valuations Across ETX / NLA Basin

Key Points

- Significant A&D activity across the ETX / NLA Basin in the last 2 years
  - Approximately $4.0 billion in major transactions
  - Median recent transaction value of ~$8,600 / net acre
- Transaction metrics of recent offset deals validate the significant NAV embedded in Amplify's ~110,000 net acre leasehold position

Select Precedent Transactions [1]

Date	Buyer	Seller	TTV ($MM)	Total Net Acres	Daily Prod. (MMcf/d)	$ / Mcf/d ($/Mcf/d)	$ / Net Acre ($/Acre)
06/12/17	GeoSouthern	Sabine oil & gas	$ 45	7,900	9	$ 4,787	$ 5,696
12/20/16	Covey Park Energy	Chesapeake Energy	465	41,500	50	9,300	11,205
12/05/16	Indigo	Chesapeake Energy	450	78,000	30	15,000	5,769
10/31/16	CCI	Anadarko	1,000	104,600	272	3,676	9,560
06/06/16	Sheridan	devon	525	138,000	133	3,947	3,804
04/28/16	Indigo	Beusa	250	22,500	20	12,500	11,111
03/18/16	Covey Park Energy	EP Energy	420	34,167	113	3,717	12,293
08/25/15	GeoSouthern	encana	850	112,000	217	3,917	7,589
Mean						$ 7,106	$ 8,378
Median						$ 4,367	$ 8,575

(1) Source: PLS M&A Database.

Selected Precedent Transactions



Texas
Louisiana
Camp
Morris
Cass
Marion
Upshur
Harrison
Bossier
Webster
Gregg
Caddo
Bienville
Smith
Panola
Red River
De Soto
Rusk
Natchitoches
Shelby
Cherokee
Nacogdoches
Sabine
San Augustine
Sabine
Angelina
Amplify Acreage
CCI / APC
Covey / EP
GSE / Sabine
Indigo / CHK
Covey / CHK
GSE / ECA
Indigo / Beusa
Sheridan / DVN

amplify 24

East Texas / North Louisiana Reserves SummaryKey Points PD reserve base of 310 Bcfewith $285 MM in PV-10 cash flows and 1P PV-10 cash flows of:(1)(2)—NYMEX:$315 MM (2)—$55.00 / $3.50:$411 MM—$60.00 / $4.00:$512 MM Substantial unquantified upside associated with advanced completion designs and undeveloped locations—Cotton Valley:~140grosslocations—Haynesville:~110gross locationsPD PV-10 @ Various Prices (1)1P Reserve Summary (1)1P: 432 Bcfe1P Commodity Mix1P: 432 Bcfe1P Reserves (Bcfe) (1)1P PV-10: $315 MM1P PV-10 ($ MM) (1)(2)(1)Refer to slide 1 for additional information regarding reserve estimates and PV-10 disclosures.(2)Assumes strip pricing as of June 30, 2017.$276$10$30PDPPDNPPUD29515121PDPPDNPPUD72%4%24%GasOilNGL$285$352$425NYMEX$55 / $3.50$60 / $4.00Gas Oil NGL Net Total % (Bcf) (MMBbl) (MMBbl) (Bcfe) Gas NYMEX $55 / $3.50 $60 / $4.00 PDP 212 2 12 295 72% $276 $338 $408 PDNP 10 0 1 15 70% 10 13 17 PD, Total 222 2 12 310 72% $285 $352 $425 PUD 90 0 5 121 74% 30 59 87 1P, Total 312 3 17 432 72% $315 $411 $512 Category PV-10 ($ MM) (1)(2)25

Rockies CO2

Overview of the Rockies CO2 Asset – Long Life, Low Decline Oil

- Oil-rich asset with extremely low decline and long reserve life
  - Amplify's asset is situated in Sweetwater and Carbon County Wyoming – located in the heart of the Lost Soldier and Wertz fields
  - Properties were discovered in the early 1900's; secondary recovery commenced in the 1970's and tertiary recovery under CO_2 flood in the 1980's
- Thick stacked pay with production from multiple formations including the Darwin, Madison, Cambrian, Tensleep, Muddy, Lakota, Bucksprings and Pre-Cambrian

Amplify Advantages

✓ 100% operated, contiguous acreage position with high working interest and attractive royalty rates

✓ Ultra-long reserve life with ~18 years of PD R/P (1)(2)

✓ 100% WI, 88% NRI and 100% HBP

✓ Material current production of ~4.4 MBoe/d (1) with ~$169 MM of PD PV-10 (2)(3)

✓ Limited capital required to operate asset

✓ Upside drilling and facilities opportunities

✓ Interpretation of recent proprietary seismic has identified additional development drilling opportunities in multiple horizons

✓ Long-term CO_2 contracts

Asset Map


Amplify Leasehold
Fremont
Carbon
Sweetwater
Montana
N. Dakota
S. Dakota
Wyoming
Idaho
Nebraska
Utah
Active Floods
Developing Fields
Planned Fields
Primary CO₂ Sources

(1) Current production is based on the average daily volume for the month of March 2017.
(2) Refer to slide 1 for additional information regarding reserve estimates and PV-10 disclosures.
(3) Assumes strip pricing as of June 30, 2017.

amplify
27

Rockies CO2 Asset Overview

Key Points

- Net Acres: 7,000 acres
  - WI%: 100%
  - HBP%: 100%
- Net Production: 4.4 MBoe/d [1]
- PD PV-10: $169 MM [2][3]
- PD Reserves: 29 MMBoe [2]
  - Liquids: 100%
  - PD R/P: ~18 years [1]

Key Highlights

- ~$6 MM (9%) of 2017 capital budget
- Mature, ultra-long life asset
- 100% operated, 100% HBP, 100% WI asset
- Minimal capital required to maintain production volumes at current levels
- Proprietary seismic reveals additional development opportunities in multiple horizons

Locator Map


27N90W
27N89W
Carbon County
Fremont County
Sweetwater County
Lost Soldier Field
Wertz Field
26N90W
26N89W
Amplify Leasehold
Injecting Well
Producing Well
Crude Pipeline
Natural Gas Pipeline
Natural Gas Plant

(1) Current production is based on the average daily volume for the month of March 2017.
(2) Refer to slide 1 for additional information regarding reserve estimates and PV-10 disclosures.
(3) Assumes strip pricing as of June 30, 2017.

28

Purchase Price Production Date Buyer Seller Region ($MM) (MBoe/d) ($/Boepd) 06/19/17 Permian 600 $ 8 .2 73,171 $ 06/12/17 Rockies 105 2 .5 42,000 05/30/17 Rockies 72 2 .1 34,048 10/03/16 Permian 235 4 .0 58,750 07/27/16 Permian 300 8 .6 34,884 04/11/16 Permian 870 16.5 52,727 03/03/15 Rockies 700 14.0 50,000 All Transactions Mean 49,368 $ All Transactions Median 50,000 $Renewed Interest in Low Decline, Low Capital Intensity EOR Assets(1)Key Points A&D activity for long-life EOR assets has picked up recently—Over $2.0 billion in transactions over the last 2 years—Recent EOR assets have transacted at >$50,000 Boe/d Majority of EOR A&D activity has involved assets in the Rockies and Permian BasinFCP(1)Transactions sourced from PLS M&A Database.29

1P Reserve Summary (1)Rockies CO2 Reserves SummaryKey Points PD reserves of 29 MMBoewith$169 MM in PV-10 cash flows (1)(2) Meaningful upside potential with 1P PV-10 cash flows of:—NYMEX:$207 MM (2)—$55.00 / $3.50:$242 MM—$60.00 / $4.00:$311 MMPD PV-10 @ Various Prices (1)1P: 37 MMBoe1P Commodity Mix1P Reserves (MMBoe) (1)1P PV-10: $207 MM1P PV-10 ($ MM) (1)(2)1P: 37 MMBoe(1)Refer to slide 1 for additional information regarding reserve estimates and PV-10 disclosures.(2)Assumes strip pricing as of June 30, 2017.$149$20$38PDPPDNPPUD2458PDPPDNPPUD0%83%17%GasOilNGL$169$197$251NYMEX$55 / $3.50$60 / $4.00Gas Oil NGL Net Total % (Bcf) (MMBbl) (MMBbl) (MMBoe) Liquids NYMEX $55 / $3.50 $60 / $4.00 PDP—20 4 24 100% $149 $176 $223 PDNP—4 1 5 100% 20 21 28 PD, Total—24 5 29 100% $169 $197 $251 PUD—7 1 8 100% 38 45 60 1P, Total—31 6 37 100% $207 $242 $311 Category PV-10 ($ MM) (1)(2)30

California Beta Field

Overview of the California Beta Asset – Long Life Oil with Upside

- Located ~11 miles offshore the Port of Long Beach
- Platforms located in federal waters with limited exposure to state regulations
- Significant original oil in place of ~940 MMBbls with only 10% recovered to date
- Oil recovery factor to date looks modest relative to nearby, comparable fields supporting up to 40% recoveries (implies up to ~250 MMBbl recovery beyond proved reserves)
- Low-decline, 100% oil asset
- Meaningful development upside and inventory in the Upper Miocene Delmontian Sands ("D" sand) with strong single-well IRRs

Amplify Advantages

- 100% working interest asset, with full operational control
- Substantial infrastructure to support development, with 2 production platforms, a processing platform, and midstream, treating and storage assets
- Last drilled well (A36 ST-1) demonstrates significant development potential – achieved > 190% single well return at current strip pricing
- Reservoir simulation high grading A36 ST-1 offset locations
- No regulatory issues have been experienced that impede development or increase expected costs
- All P&A liabilities are fully funded and cash collateralized

Asset Map


Los Angeles
California
Beta Pump Station
Orange
Sweetwater
Elly
Ellen
Eureka
Nevada
Utah
California
Arizona

32

California Beta Field Asset Overview

amplify energy

Beta Field

- Net Acres: 17,000 acres
  - WI %: 100%
  - HBP %: 100%
- Net Production: 4.0 MBoe/d (1)
- PD PV-10: $174 MM (2)(3)
- PD Reserves: 18 MMBoe (2)
  - Crude Oil: 100%
  - PD R/P: 12 years (1)
- $152 MM P&A obligation fully cash funded
- Substantial infrastructure assets:
  - 2 wellhead production platforms (w/ rigs)
  - 1 processing and treating platform
  - 17.5 mile pipeline (16") to onshore facility
  - 10 MBbl onshore storage facility

Key Highlights

- Only 10% of OOIP recovered to date, comparable offsetting fields have exhibited 20-40% recovery rates
- Most recent Amplify well (A36 ST-1) demonstrated highly economic development potential of asset (>150% IRR at strip pricing as of June 30, 2017)

Locator Map



Los Angeles
California
Orange
Beta Pump Station
State Waters
Federal Waters
Elly
Ellen
Eureka
300
301
306
Amplify Leasehold
Beta Field
Platform
Pump Station

Eureka Platform



Ellen Platform



Elly Platform



(1) Current production is based on the average daily volume for the month of March 2017.
(2) Refer to slide 1 for additional information regarding reserve estimates and PV-10 disclosures.
(3) Assumes strip pricing as of June 30, 2017.

amplify 33

Recent Well Result Confirm Beta Field Economics

amplify energy

Key Points

- Amplify drilled the A36 ST-1 well in April 2015
- A36 ST-1 well is the most recent Beta Field well drilled, and represents one of the most economic wells drilled to date in the field
- Using geosteering capabilities and advanced completion techniques, the A36 ST-1 confirmed the significant economic potential embedded in Amplify's Beta Field inventory

Key Statistics	A36 ST-1 Well
Gross EUR	942 MBbls
IP 30	>1,350 Bbl/d
B Factor	0.5
Net F&D Cost (1)	$6.19 / Bbl
D&C Capex	$5.1 MM
PV-10 Breakeven (2)	$19 / Bbl
Undiscounted Payback (PV-0) (2)	0.3 years
IRR / PV-10 (2) @	
– 6/30/17 NYMEX	~ 190% / $19 MM
– $50 Oil	> 200% / $18 MM
– $55 Oil	> 200% / $21 MM
– $60 Oil	> 200% / $24 MM

A36 ST-1 Gross Production Profile



Oil (MBo/d)
Gas (MBoe/d)
Daily Production (MBoe/d)
1,400
1,200
1,000
800
600
400
200
-
May-15
Jun-15
Jul-15
Aug-15
Sep-15
Oct-15
Nov-15
Dec-15
Jan-16
Feb-16
Mar-16
Apr-16
May-16
Jun-16
Jul-16
Aug-16
Sep-16
Oct-16
Nov-16
Dec-16
Jan-17
Feb-17
Mar-17

(1) Net F&D cost reflects actual D&C Capex divided by Net EUR (Gross EUR reduced by 12.5% Royalty Interest).
(2) Refer to slide 1 for additional information regarding PV-10 disclosure.

amplify 34

1P Reserve Summary (1)California Beta Field Reserves SummaryKey Points PD reserves of 18 MMBoewith$174 MM in PV-10 cash flows (1)(2) Material upside potential with 1P PV-10 cash flows of: (1)—NYMEX:$224 MM (2)—$55.00 / $3.50:$268 MM—$60.00 / $4.00:$343 MMPD PV-10 @ Various Prices (1)1P: 29 MMBoe1P Commodity Mix1P: 29 MMBoe1P Reserves (MMBoe) (1)1P PV-10: $224 MM1P PV-10 ($ MM) (1)(2)(1)Refer to slide 1 for additional information regarding reserve estimates and PV-10 disclosures.(2)Assumes strip pricing as of June 30, 2017.$140$34$50PDPPDNPPUD16211PDPPDNPPUD100%GasOilNGL$174$201$246NYMEX$55 / $3.50$60 / $4.00Gas Oil NGL Net Total % (Bcf) (MMBbl) (MMBbl) (MMBoe) Liquids NYMEX $55 / $3.50 $60 / $4.00 PDP—16—16 100% $140 $165 $204 PDNP—2—2 100% 34 37 42 PD, Total—18—18 100% $174 $201 $246 PUD—11—11 100% 50 67 97 1P, Total—29—29 100% $224 $268 $343 Category PV-10 ($ MM) (1)(2)35

Eagle Ford / South Texas

Overview of the Eagle Ford Asset –Core Non-Op Position Asset Map Amplify non-op position located in the heart of the oil window in Karnes County offset to recent M&A transactions that have transacted at ~$100,000 / acre Thick, stacked target-rich reservoir with well-defined upper and lower Eagle Ford targets and the Austin Chalk—Significant momentum in the extremely economic Austin Chalk in Karnes County, with several recent results generating >1,000% IRRs Oil-rich resource that has been well defined by drilling and geoscience to date Extensive re-fracopportunities on earlier vintage completionsAmplify Advantages Contiguous acreage position in the most economic part of the Eagle Ford Blue-chip, well-capitalized operating partners on asset with Murphy, BHP, EOG, Pioneer, Devon and Marathon Highly strategic “focus” area for operating partners ensures rapid growth and highly-economic near term investment opportunities 580 gross locations targeting the highly economic Austin Chalk, Upper Eagle Ford and Lower Eagle Ford Shale Existing infrastructure provides advantaged cost structure and operational efficiency in bringing on new wellsTexasLouisianaAmplify is commencing a divestiture process for its Eagle Ford asset in Q3 2017 withQ4 2017 targeted closingKarnesDeWitt37Locator MapEagle Ford Asset OverviewKey Points Net Acres:~750 acres—WI %:~5%—HBP %:~100% Net Production:1,350 Boe/d (1) PD PV-10:$26 MM (2)(3) PD Reserves: 2 MMBoe(2)—Liquids:~90%—PD R/P:~4 years (1) 100% Non-Op position, operated by Murphy, BHP, EOG, Pioneer, Devon and Marathon 580 gross locations targeting the Austin Chalk, Upper Eagle Ford and Lower Eagle Ford—Austin Chalk:58 gross—Upper Eagle Ford:311 gross—Lower Eagle Ford:211 gross Assumes 660’ well spacing in the Austin Chalk and 330’ well spacing in the Upper & Lower Eagle Ford(1)Current production is based on the average daily volume for the month of March 2017.(2)Refer to slide 1 for additional information regarding reserve estimates and PV-10 disclosures.(3)Assumes strip pricing as of June 30, 2017.

Eagle Ford Asset Overview

Key Points

- Net Acres: ~750 acres
  - WI %: ~5%
  - HBP %: ~100%
- Net Production: 1,350 Boe/d (1)
- PD PV-10: $26 MM (2)(3)
- PD Reserves: 2 MMBoe (2)
  - Liquids: ~90%
  - PD R/P: ~4 years (1)
- 100% Non-Op position, operated by Murphy, BHP, EOG, Pioneer, Devon and Marathon
- 580 gross locations targeting the Austin Chalk, Upper Eagle Ford and Lower Eagle Ford
  - Austin Chalk: 58 gross
  - Upper Eagle Ford: 311 gross
  - Lower Eagle Ford: 211 gross
- Assumes 660' well spacing in the Austin Chalk and 330' well spacing in the Upper & Lower Eagle Ford

Locator Map



Bexar
Wilson
Atascosa
DeWitt
Karnes
McMullen
Bee
Live Oak
Phase Windows
Amplify Leasehold
Dry Gas
Cond. ~15 Bbl/MMcf
Cond. ~35 Bbl/MMcf
Cond. ~75 Bbl/MMcf
Cond. ~150 Bbl/MMcf
Cond. ~300 Bbl/MMcf
Volatile Oil
Oil
Black oil

(1) Current production is based on the average daily volume for the month of March 2017.
(2) Refer to slide 1 for additional information regarding reserve estimates and PV-10 disclosures.
(3) Assumes strip pricing as of June 30, 2017.

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Significant Resource and Stacked Pay Across Amplify Position

amplify energy

Key Points

- Multiple stacked development targets across Amplify's acreage:
  - Austin Chalk
  - Upper Eagle Ford
  - Lower Eagle Ford
- All potential targets are well delineated across the acreage position
- Asset lies in the heart of the Karnes trough

Eagle Ford Isopach Map



Type Log (Jog 1H)
Amplify Acreage
Karnes

Type Log and Horizon Overview



Type Log: Jog 1H
Austin Chalk
Upper EF
Lower Eagle Ford
10600
10700
10800
10900
11000

Austin Chalk (AC)

- **TVD:** ~9,600-11,100'
- **Spacing:** 8 wells / section (660' spacing)
- Delineation: Well delineated with multiple producing AC wells over Amplify's acreage. Proximal location to Karnes Trough assists well productivity. Marathon and others testing ≤660' spacing in the area
  - **EOG Leonard AC Unit-101H: 6,056 Boe/d peak IP-30 (2,718' lateral)** (1)
  - **EOG Leonard AC Unit-103H: 5,490 Boe/d peak IP-30 (2,184' lateral)** (1)
  - **Enervest Moczy. Unit-104H: 4,403 Boe/d peak IP-30 (3,021' lateral)** (1)

Upper Eagle Ford (UEF)

- **TVD:** ~9,850-11,350'
- **Spacing:** 16 wells / section (330' spacing)
- **Delineation:** Thick enough to be co-developed with Lower Eagle Ford spacing or stand-alone. Marathon is going to full development with 330' spacing directly offset to the south of Amplify's position
  - **Murphy PDR Unit 6H: 3,008 Boe/d peak IP-30 (3,007' lateral)** (1)
  - **Murphy KC Unit 6H: 2,742 Boe/d peak IP-30 (4,437' lateral)** (1)
  - **Murphy Bodden Unit 5H: 2,566 Boe/d peak IP-30 (4,077' lateral)** (1)

Lower Eagle Ford (LEF)

- **TVD:** ~10,000-11,500'
- **Spacing:** 16 wells / section (330' spacing)
- **Delineation:** Highest-TOC section in the most delineated bench in the play. Multiple successful spacing test at 330' (and in some cases tighter) utilizing optimized completions. EOG has moved to <250' well spacing in the Lower Eagle Ford with improved results due to improving frac design
  - **Murphy Dove West Unit 4H: 1,920 Boe/d peak IP-30 (4,558' lateral)** (1)
  - **Murphy Jog Unit 1H: 1,573 Boe/d peak IP-30 (3,632' lateral)** (1)
  - **Murphy Bodden Unit 3H: 1,527 Boe/d peak IP-30 (4,977' lateral)** (1)

(1) Well data is sourced from IHS Enerdeq and normalized to 6,000' lateral length.

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39

Eagle Ford and Austin Chalk Activity Map

amplify energy

	Well Name	Operator	Lateral (ft)	IP-30 (Bo/d)	IP-30 (Boe/d)	Prop (lbs/ft)	Prod. Date
Austin Chalk [1]							
1	JOG Unit A-1H [2]	Murphy	4,890'	1,352	1,642	2,213	Dec-15
2	Bodden Unit A-2H [2]	Murphy	4,838'	1,168	1,448	2,000	Feb-17
3	Bodden Unit A-1H [2]	Murphy	4,146'	1,235	1,576	2,000	Jan-17
4	Meru Unit-101H	EOG	2,547'	3,051	4,006	3,091	Nov-16
5	Leonard AC Unit-101H	EOG	2,718'	4,955	6,056	3,081	Feb-16
6	Denali Unit-101H	EOG	5,357'	2,315	2,971	3,009	Apr-16
7	Maunakea Unit-101H	EOG	3,802'	2,516	3,234	3,006	Aug-16
8	Leonard AC Unit-102H	EOG	2,186'	2,840	3,553	2,986	Oct-16
9	Leonard AC Unit-103H	EOG	2,184'	4,392	5,490	2,973	Oct-16
10	Matterhorn Unit-101H	EOG	4,984'	2,713	3,544	2,756	Oct-16
11	Matterhorn Unit-102H	EOG	4,896'	3,044	3,969	2,732	Oct-16
12	Matterhorn Unit-103H	EOG	4,293'	3,286	4,373	2,645	Oct-16
13	Moczygemba Unit-103H	Enervest	3,013'	3,682	4,343	2,805	Oct-15
14	Yanta Gussie-108H	Enervest	3,805'	994	1,324	2,777	Nov-16
15	Moczygemba Unit-104H	Enervest	3,021'	3,563	4,403	2,749	Oct-15
16	Kol.-Paw. Unit-102H	Enervest	3,810'	2,424	3,095	2,653	Sep-15
17	Trial Annie et al.-103H	Enervest	3,787'	2,483	3,097	2,291	Apr-15
18	Yanta Gussie-1010H	Enervest	3,569'	1,894	2,279	2,746	Nov-16

	Well Name	Operator	Lateral (ft)	IP-30 (Bo/d)	IP-30 (Boe/d)	Prop (lbs/ft)	Prod. Date
Lower Eagle Ford [1]							
19	Spradlin Unit-2H	EOG	4,502	762	832	1,984	Nov-16
20	Fogerty Unit-4H	EOG	5,051'	1,372	1,485	2,572	May-15
21	Dollarhide Unit-4H	EOG	4,015'	1,206	1,372	2,289	Jun-16
22	Janysek Unit-1H	Murphy	5,504'	1,471	1,784	1,684	Sep-14
23	KAS Unit North-3H [2]	Murphy	4,356'	1,247	1,433	2,424	Oct-15
24	KAS Unit S. PSA-1H [2]	Murphy	6,451'	1,108	1,276	2,479	Oct-15
25	JOG Unit-6H	Murphy	4,775'	1,357	1,543	1,674	Nov-15
26	PDR Unit-5H [2]	Murphy	3,777'	1,451	1,792	2,856	Aug-16
27	PDR Unit-6H [2]	Murphy	3,007'	1,913	2,406	2,843	Sep-16
28	Dove East Unit-5H [2]	Murphy	4,223'	1,523	1,891	2,927	Jul-16
29	Roos Unit-2H [2]	Murphy	6,402'	1,285	1,600	1,683	Aug-16
30	Bodden Unit-5H [2]	Murphy	4,520'	1,785	2,053	2,566	Jan-17



Amplify
AC Wells
UEF Wells
LEF Wells
Conoco
EOG
Encana
Enervest
Murphy
Texas
Wilson
DeWitt
Goliad
Bee
Karnes
DeWitt
Gonzales

	Well Name	Operator	Lateral (ft)	IP-30 (Bo/d)	IP-30 (Boe/d)	Prop (lbs/ft)	Prod. Date
Upper Eagle Ford [1]							
31	Dove West Unit 4H [2]	Murphy	4,558'	1,273	1,536	1,668	Jan-15
32	Bodden Unit 3H [2]	Murphy	4,977'	1,054	1,221	2,844	Jan-17
33	Roos Unit 6HR [2]	Murphy	5,569'	950	1,176	2,200	Aug-16
34	Dove West Unit 2H [2]	Murphy	4,519'	913	1,134	1,661	Jan-15
35	Janysek Unit 10H [2]	Murphy	4,834'	938	1,079	1,354	Sep-14
36	Dove East Unit 4H [2]	Murphy	4,738'	804	976	1,389	Jan-15
37	Atzger Unit 7H [2]	Murphy	5,418'	757	883	2,200	May-17
38	Atzger Unit 6H [2]	Murphy	4,783'	694	789	2,200	May-17

(1) Wells reflect public data from IHS Enerdeq, Frac Focus and company filings. IP-30 normalized to 6,000' lateral length.
(2) Amplify non-operated well.

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Overview of the South Texas Asset – Low Decline Gas Asset

- Demonstrated well control throughout the area
- Shallow decline with low reinvestment rate
- Established fields with low-risk recompletion and behind pipe development opportunities
- Additional infill drilling opportunities in the Wilcox and Lobo trends
- Historically attractive conventional gas asset
- Well-recognized reservoirs with predictable production performance

Amplify Advantages

- Large consolidated acreage position (96% HBP)
- 100% operated asset ensures significant control with respect to capital timing
- Attractive lifting costs with potential to further improve lifting costs

Amplify is commencing a divestiture process for its South Texas asset in Q3 2017 with Q4 2017 targeted closing

Asset Map



Goliad
Dimmit
La Salle
McMullen
Bee
Refugio
Live Oak
San Patricio
Jim Wells
Nueces
Webb
Duval
Kleberg
Zapata
Jim Hogg
Brooks
Kenedy
Texas
Louisiana

amplify 41

Amplify STX Conventional: Asset Overview

Key Points

- Net Acres: ~98,000 acres
  - HBP: ~96%
- Net Production: ~16.2 MMcfe/d [(1)]
- PD PV-10: $36 MM [(2)(3)]
- PD Reserves: 66 Bcfe [(2)]
  - Natural Gas: ~82%
  - PD R/P: ~11 years [(1)]
- 100% production from producing properties and workover opportunities
- Low risk recompletion and drilling opportunities in multiple Wilcox formations
- Established infrastructure and service company environment in place ensures minimal downtime and bottlenecks

Locator Map


La Salle
McMullen
Live Oak
Texas
Webb
Duval
Jim Wells
Amplify Leasehold

(1) Current production is based on the average daily volume for the month of March 2017.
(2) Refer to slide 1 for additional information regarding reserve estimates and PV-10 disclosures.
(3) Assumes strip pricing as of June 30, 2017.

amplify 42

Appendix

Amplify Board of Directors

David Proman	▪ Chairman of the Board of Directors of Amplify ▪ Managing Director, Co-Head of Restructuring and Partner on the Investment Team at Fir Tree Partners ▪ Member of New Emerald Energy Board and member of Eco-Stim Energy Solutions board ▪ Former member of investment team at Kore Advisors, focused on corporate credit and structured products
William J. Scarff	▪ President and CEO of Amplify ▪ Former CEO of Memorial Production Partners and several entities sponsored by Natural Gas Partners ▪ Former President and CEO of Propel Energy and Proton Energy ▪ Prior positions with Marathon Oil, Anadarko Production, Burlington Resources, Texas Meridian and Hilcorp
Christopher Hamm	▪ Founder and CEO of AXYS CAPITAL ▪ Founder of Memorial Investment Advisors, Memorial Funds, and Millennium Funds ▪ Former Executive Director of Institutional Services at CIBC Oppenheimer, Senior Vice President of Capital Markets at PaineWebber and Vice President of Taxable Fixed Income at Howard Weil Labouisse & Friederichs
P. Michael Highum	▪ Former board member for Memorial Production Partners LP ▪ Former advisor to Fidelity Investments and developer of FIML Resources ▪ Co-Founder, President and Director of HS & Associates ▪ Former Director and President of the Colorado Oil and Gas Association
Evan Lederman	▪ Managing Director, Co-Head of Restructuring and Partner on the Investment Team at Fir Tree Partners ▪ Chairman of Linn Energy board and member of New Emerald Energy Board ▪ Former member of the Corporate Finance and Restructuring groups at Weil, Gotshal & Manges LLP and Cravath, Swaine & Moore LLP
Drew Scoggins	▪ Co-Founder and Managing Partner of Millennial Energy Partners ▪ Former Technical and Commercial Oil and Gas Investments Team Leader at BG Group ▪ Former Strategic Planning Manager and Community and Public Relations Manager at Marathon Oil ▪ Former Project Controls Engineer at Bechtel Corporation
Alex Shayevsky	▪ Senior Analyst on the Credit Team at Citadel ▪ Former Executive Director in Credit Trading at JPMorgan

amplify 44